UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8‑K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2017
______________________________

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas		1-31447		74-0694415
(State or other jurisdiction		(Commission File Number)		(IRS Employer
of incorporation)				Identification No.)

1111 Louisiana
	Houston, Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111
______________________________

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware		1-13265		76-0511406
(State or other jurisdiction		(Commission File Number)		(IRS Employer
of incorporation)				Identification No.)

1111 Louisiana
	Houston, Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement.

Fifth Amended and Restated Agreement of Limited Partnership of Enable Midstream Partners, LP

On November 14, 2017, Enable GP, LLC, the general partner of Enable Midstream Partners, LP (the “Partnership”), adopted the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Amended Partnership Agreement”) to implement certain changes to the Internal Revenue Code enacted by the Bipartisan Budget Act of 2015 relating to partnership audit and adjustment procedures. The Amended Partnership Agreement also removes references to the subordinated units (all of which previously converted into common units) and related provisions. The Amended Partnership Agreement is effective as of November 14, 2017.

The foregoing description of the Amended Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Partnership Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Fifth Amended and Restated Agreement of Limited Partnership of Enable Midstream Partners, LP, dated November 14, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: November 15, 2017	By:/s/ Dana C. O'Brien
Dana C. O'Brien
Senior Vice President, General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: November 15, 2017	By:/s/ Dana C. O'Brien
Dana C. O'Brien
Senior Vice President, General Counsel and Secretary